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                                   SUPPLEMENT
                              DATED JULY 31, 2007
                 TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF THE
                         THE HARTFORD MUTUAL FUNDS, INC.
                       THE HARTFORD MUTUAL FUNDS II, INC.
                           HARTFORD SERIES FUND, INC.
                        HARTFORD HLS SERIES FUND II, INC.
                       (COLLECTIVELY, THE "PROSPECTUSES")

Effective immediately, the Prospectuses are supplemented as follows:

     LITIGATION AND REGULATORY ACTIONS

     On July 23, 2007, The Hartford Financial Services Group, Inc. (the "Company") entered into an agreement (the "Agreement") with the New York Attorney General's Office, the Connecticut Attorney General's Office, and the Illinois Attorney General's Office to resolve (i) the previously disclosed investigation by the New York Attorney General's Office of aspects of the Company's variable annuity and mutual fund operations related to market timing; and (ii) investigations by the above referenced Attorneys General previously disclosed by the Company but unrelated to the Funds including the Company's compensation agreements with brokers, alleged participation in arrangements to submit inflated bids, compensation arrangements in connection with the administration of workers compensation plans and reporting of workers compensation premium, participation in finite reinsurance transactions, sale of fixed and individual annuities used to fund structured settlements, and marketing and sale of individual and group variable annuity products.

     Under the terms of the Agreement, the Company agreed to certain conduct remedies and will pay $115 million, of which $84 million represents restitution for market timing, $5 million represents restitution for issues relating to the compensation of brokers, and $26 million is a civil penalty. With respect to the $84 million in restitution for market timing, this amount will be paid into a fund to compensate certain variable-annuity contract holders of the Company for harm the New York Attorney General found to have resulted from the market-timing activities of variable-annuity contract holders from 1998 through 2003.

     In addition, the Securities and Exchange Commission staff has informed the Company that, in light of the Agreement, it has concluded its previously disclosed investigation into matters related to market timing without recommending any enforcement action.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.